SHORT-TERM DEBT	12 Months Ended
Oct. 31, 2011
Short-term Debt [Abstract]
SHORT-TERM DEBT
SHORT-TERM DEBT

Credit Facility

On October 20, 2011, we entered into a five-year credit agreement, which provides for a $400 million unsecured credit facility that will expire on October 20, 2016. The company may use amounts borrowed under the facility for general corporate purposes. As of October 31, 2011 the company has no borrowings outstanding under the facility. The Credit Agreement replaced the Company's prior Five-Year Credit Agreement dated as of May 11, 2007, which was terminated upon the execution of the Credit Agreement. We were in compliance with the covenants for the credit facilities during the year ended October 31, 2011.

2012 Senior Notes

On September 9, 2009, the company issued an aggregate principal amount of $250 million in senior notes maturing in 2012 ("2012 senior notes"). The 2012 senior notes were issued at 99.91% of their principal amount, bear interest at a fixed rate of 4.45% per annum, and mature on September 14, 2012. Interest is payable semi-annually on March 14th and September 14th of each year, and payments commenced on March 14, 2010.

Upon the closing of the offering of the 2012 senior notes, we entered into interest rate swaps with an aggregate notional amount of $250 million. Under the interest rate swaps, we will receive fixed-rate interest payments and will make payments based on the U.S. dollar LIBOR plus 258 basis points with respect to the 2012 senior notes. The economic effect of these swaps will be to convert the fixed-rate interest expense on the senior notes to a variable LIBOR-based interest rate. The hedging relationship qualifies for the shortcut method of assessing hedge effectiveness, and consequently we do not expect any ineffectiveness during the life of the swap and any movement in the value of the swap would be reflected in the movement in fair value of the senior notes. At October 31, 2011, the fair value of the swaps on 2012 senior notes was an asset of $3 million, with a corresponding increase in the carrying value of senior notes.

All notes issued are unsecured and rank equally in right of payment with all of Agilent's other senior unsecured indebtedness. The company incurred issuance costs of $2 million in connection with the 2012 senior notes. These costs were capitalized in other assets on the consolidated balance sheet and the costs are being amortized to interest expense over the term of the senior notes.

World Trade Debt

We satisfied the financing obligation of World Trade in its entirety on December 10, 2010 using the proceeds of our senior notes issued in July 2010 and existing cash on our balance sheet.

Short-Term Restricted Cash & Cash Equivalents

As of October 31, 2010, $1,550 million was reported as short-term restricted cash and cash equivalents in our consolidated balance sheet which was held in commercial paper maintained in connection with our World Trade repurchase obligation. This restricted cash, held by one of our wholly-owned subsidiaries, has been reclassified to cash and cash equivalents following the December 10, 2010 settlement of the World Trade repurchase obligation.